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[LETTERHEAD]

                                                                     PAINEWEBBER

(CLIENT NOTIFICATION)

    The following is a supplement to the Managed Accounts Services Portfolio Trust (the "PACE Fund") prospectus dated October 16, 1996.

December 30, 1996

Dear PaineWebber PACE-SM- Investor:

    Along with the investment counseling provided by your PaineWebber Investment Executive, a significant part of the services you receive within the PACE Program is the ongoing review and due diligence of the PACE Investment Managers.

    As part of this process, on December 10, 1996, the PACE Board of Trustees agreed to hire Delaware Investment Advisers to subadvise the PACE Small/Medium Company Growth Equity Investments Portfolio, replacing Westfield Capital Management, who had subadvised the portfolio since its inception in August, 1995. Delaware Investment Advisers assumed the management of the fund on December 17, 1996. The investment objectives of the portfolio remain the same.

DELAWARE INVESTMENT ADVISERS

    Delaware Investment Advisers is a member of The Delaware Group, a subsidiary of Lincoln National Corporation. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. The Delaware Group, located at One Commerce Square, Philadelphia, PA 19103, has approximately $30 billion under management. Delaware Investment Advisers has been offering a wide array of investment services to clients since it was established in 1972.

    A dedicated investment team of five professionals follows a fundamental, bottom-up approach to small company investing. Edward N. Antoian and Gerald S. Frey are primarily responsible for the day-to-day management of the Portfolio. Messrs. Antoian and Frey are Vice Presidents of Delaware. Prior to joining the Delaware Group in 1984, Mr. Antoian worked in the Institutional Equity Department of E.F. Hutton in Philadelphia. Prior to joining the Delaware Group in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management in New York. He has 20 years of experience in the money management business.

    In making investment decisions for the Portfolio, Mr. Antoian and Mr. Frey regularly consult with the other members of the team, Wayne A. Stork, William H. Miller, Judith R. Finger and Lori Wachs. Mr. Stork is the Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware. Mr. Stork joined Delaware in 1962 and has served in various executive capacities within the Delaware organization since then. Mr. Miller is a Vice President/Assistant Portfolio Manager. Prior to joining the
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Delaware Group in 1995, he worked as a Technology Analyst for Janney Montgomery
Scott in Philadelphia and was an institutional salesman for Rutherford, Brown & Catherwood. Ms. Finger is a Vice President/ Assistant Portfolio Manager. She joined the Delaware Group in 1995 from the New York-based Fred Alger Management where she was an Equity Analyst for three years. Prior to that, she held positions with Chemical Bank and Dun & Bradstreet, in Mergers and Acquisitions. Ms. Wachs is an Assistant Vice President. She joined the Delaware Group in 1992 from Goldman Sachs & Company where she was an Equity Analyst for two years.

    Also, please note that while the total fee paid by the portfolio remained the same, the allocation of the fee has changed. The fee paid to the sub-adviser has increased from an annual rate of 0.30% of the portfolio's average daily net assets to an annual rate of 0.40% of the portfolio's average daily net assets. The fee retained by the manager has decreased from an annual rate of 0.30% of the portfolio's average daily net assets to an annual rate of 0.20% of the portfolio's average daily net assets.

    We believe that Delaware Investment Advisers will be a worthy addition to the PACE Program. If you have any questions or would like additional information, please contact your Investment Executive.

    Please retain this supplement with your PACE Fund prospectus for future reference.

Sincerely,

[signature to come]

Eric T. Jones
Pace Program Manager